EXHIBIT 10.13

2020 CHINACAP ACQUIRCO, INC.

                                         , 2007

Surfmax Corporation

221 Boston Post Road East

Suite 410

Marlborough, MA 01752

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of 2020 ChinaCap Acquirco, Inc. (the “Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus), Surfmax Corporation shall make available to the Company certain limited administrative, technology and secretarial services, as well as the use of certain limited office space and utilities, as may be required by the Company from time to time, situated at 221 Boston Post Road East, Suite 410, Marlborough, MA 01752 (or any successor location). In exchange therefore, the Company shall pay Surfmax Corporation the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

2020 CHINACAP ACQUIRCO, INC.

By:

Name: By:

Title: By:

AGREED TO AND ACCEPTED BY:

SURFMAX CORPORATION

By:

Name:

Title: